Q3 2019 Earnings October 2019

Forward-looking statements This document contains forward-looking statements relating to our plans and expectations, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, (2) our ability to attract and retain clients, (3) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (4) our ability to maintain profit margins, (5) new laws and regulations that could affect our operations or financial results, (6) our ability to successfully complete and integrate acquisitions, (7) our ability to successfully execute on business strategies to further digitize our business model, and (8) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit. Other information regarding factors that could affect our results is included in our Securities Exchange Commission (SEC) filings, including the company's most recent reports on Forms 10-K and 10- Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC's website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. In addition, we use several non-GAAP financial measures when presenting our financial results in this document. Please refer to the reconciliations between our GAAP and non-GAAP financial measures in the appendix to this presentation and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated. www.TrueBlue.com 2

Q3 2019 summary Revenue near high-end of company outlook ▪ Large project contributed $11M of additional revenue compared to outlook ▪ Total revenue -6% v. -4% in Q2 2019 ▪ Organic revenue1 -6% v. -6% in Q2 2019 Another quarter of EPS growth ▪ EPS +11% and adjusted EPS1 -4% ▪ EPS and adjusted EPS exceeded high-end of company outlook ◦ Additional revenue and lower operating expense produced the EPS beat Strategic progress and return of capital to shareholders † PeopleReady: 1 million shifts via JobStackTM in Q3 2019 representing digital fill rates of 40% † PeopleManagement: YTD new business wins up 20% v. prior year † PeopleScout: Leveraging AffinixTM and global strategy to drive long-term growth † Share Repurchases: $22M in Q3, $31M YTD, new $100M authorization announced 1 See the appendix to this presentation and “Financial Information” in the investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. www.TrueBlue.com 3

Financial summary Amounts in millions, except per share data Q3 2019 % Change Revenue $637 -6% Net Income $26.7 9% Net Income Per Diluted Share $0.68 11% Adjusted Net Income¹ $29.8 -6% Adj. Net Income Per Diluted Share $0.76 -4% Adjusted EBITDA¹ $39.3 -10% Adjusted EBITDA Margin 6.2% -20 bps www.TrueBlue.com1 See the appendix to this presentation and “Financial Information” in the investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 4

Gross margin and SG&A bridges 27.1% 26.6% -0.2% -0.3% Gross Margin Q3 2018 Staffing RPO Q3 2019 Amounts in millions $145 $131 -$3 -$11 SG&A Q3 2018 Adjusted EBITDA Core business Q3 2019 exclusions¹ 1 Adjustedwww.TrueBlue.com EBITDA further excludes from EBITDA Work Opportunity Tax Credit third-party processing fees, acquisition/integration costs and other costs. See the appendix to this presentation and “Financial Information” in the investors 5 section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.

Q3 2019 results by segment

Amounts in millions	PeopleReady	PeopleManagement	PeopleScout
Revenue	$413	$159	$64
% Growth	*-4%*	*-12%*	*-9%*
Segment Profit[1]	$31	$3	$11
% Growth	*-1%*	*-45%*	*-14%*
% Margin	*7.5%*	*2.1%*	*16.7%*
Change	*20 bps*	*-130 bps*	*-100 bps*
Notes:	• Revenue was -4% v. -2% last quarter; large project contributed \$8M of additional revenue in Q3 2019 compared to prior year (2% growth impact) • Underlying monthly revenue trends, excluding the large project, were consistent throughout the quarter	• Revenue was -12% v. -14% last quarter; underlying revenue growth, excluding previously disclosed headwinds[2] • The dollar volume of new business wins is encouraging (up 20% YTD) • Profitability impacted by lower revenue and timing differences	• Revenue was -9% v. +13% last quarter. Drop in trend primarily due to the anniversary of the TMP acquisition • Revenue and segment profit declines due to previously disclosed headwinds[3]

[1] We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes goodwill and intangible impairment charges, depreciation and amortization expense, unallocated corporate general and administrative expense, interest, other income and expense, income taxes, and other adjustments not considered to be ongoing.

[2] PeopleManagement revenue headwind from loss of Amazon Canadian business in Q3 2018 (-3% revenue growth headwind) and volume / price reductions at another retail client (-2% headwind). Total revenue growth headwind was -5% in Q3 2019 v. -7% in Q2 2019. Associated segment profit headwind of approximately $2M.

[3] PeopleScout revenue headwind from one client lost after being acquired and less volume / lower margins on a large account that was re-priced to reflect a multi-year arrangement (-9% combined revenue growth headwind in Q3 2019 v. -5% in Q2 2019). Associated segment profit headwind of approximately $4M.

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Leading our business into a digital future

JobStack™



peopleready
A TRUEBLUE COMPANY

Industry-leading mobile app that connects our associates with jobs and simplifies client ordering

- **87%** worker adoption and **19,000** clients using
- **4.6** stars in iOS app store (worker app)
- **1 million** shifts via JobStack in Q3 2019 representing digital fill rates of **40%**

http://www.peopleready.com/jobstack/


EVERGREEN CO.
affinix™
BY PEOPLESCOUT

Industry-leading platform for sourcing, screening and delivering a permanent workforce

Before	Affinix	After
30% applicant conversion rate[1]	Quick apply	80%+ applicant conversion rate
Not mobile enabled	Mobile enabled	50% of candidates apply with mobile
Limited passive sourcing	Efficient sourcing	40 candidates sourced per job
>35 days to fill	Virtual screening	25 days to fill

https://www.peoplescout.com/affinix/

Note: figures represent average initial improvements experienced across a small portion of our client base that has been fully implemented on Affinix and tracks relevant statistics.
[1] Applicant conversion rate represents the number of completed applications over the number of applications initiated.

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Strong balance sheet and return of capital Total Debt Debt to Total Capital1 Amounts in millions Net Debt Cash $138 $119 $35 $29 $80 21% 18% $44 $103 $90 $47 $24 12% 7% $33 $20 2016 2017 2018 Q3 2019 2016 2017 2018 Q3 2019 Liquidity Share Repurchase % of Free Cash Flow2 Amounts in millions Borrowing Availability Cash $260 $274 $24 $47 $171 $146 $35 91% $29 $213 $250 47% $136 $117 2% 32% 2016 2017 2018 Q3 2019 2016 2017 2018 Q3 2019 Note: Figures may not sum to consolidated totals due to rounding. Balances as of fiscal period end. 1 Calculated as total debt divided by the sum of total debt plus shareholders’ equity. www.TrueBlue.com2 Free cash flow calculated as net cash provided by operating activities less capital expenditures. See the appendix to this presentation and “Financial Information” in the Investors section of our website at 8 www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.

Outlook

Q4 outlook Amounts in millions, except per share data Revenue Notes Total TrueBlue¹ $587 to $612 l Previously disclosed client headwinds impacting Q4: Revenue headwind of $9M (-1% growth impact) -10% to -6% growth PeopleReady $367 to $378 -8% to -5% growth PeopleManagement $165 to $174 l Client headwind due to volume / price reduction at a retail client ($1M revenue impact, or -1% growth impact) -11% to -6% growth l PeopleScout $56 to $61 Client headwinds due to one client lost after being acquired and less volume / lower margins on a large account -16% to -8% growth that was re-priced to reflect multi-year arrangement ($8M revenue impact, or -11% growth impact) Total Outlook Notes l Net income per diluted share Cost reduction efforts at PeopleReady expected to result in approximately $0.18 to $0.28 $10M of net annualized cost savings; Q4 cost savings of approximately $2M offset by $2M of costs to achieve these savings Adjusted net income per diluted share $0.35 to $0.45 l Previously disclosed client headwinds impacting profitability: Adjusted EBITDA headwind of $4M l Assumes an effective income tax rate of 14% Capital expenditures $4 l Assumes diluted weighted average shares outstanding of 38.4M www.TrueBlue.com 10 1 Figures may not sum to consolidated totals due to rounding.

Select 2019 outlook information Amounts in millions n PeopleScout Clients¹ n Retail Client (PeopleManagement) $26 n Amazon (PeopleManagement) n PlaneTechs (PeopleManagement) 5 $65 18 $15 $16 12 3 16 6 $9 6 3 24 8 Revenue Headwinds 8 6 6 8 Q1-19 (Actual) Q2-19 (Actual) Q3-19 (Actual) Q4-19 FY 2019 $6 $18 $5 1 $4 $4 4 12 2 2 4 1 1 4 2 1 1 3 Segment Profit Headwinds Q1-19 (Actual) Q2-19 (Actual) Q3-19 (Actual) Q4-19 FY 2019 Note: Figures may not sum to consolidated totals due to rounding. Please see the outlook section of our Q4 2018 earnings presentation for additional background information. www.TrueBlue.com1 PeopleScout client headwinds due to one client lost after being acquired and less volume / lower margins on a large account that was re-priced to reflect multi-year arrangement. 11

Appendix

NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Non-GAAP Measure Definition Purpose of Adjusted Measures EBITDA and EBITDA excludes from net income: - Enhances comparability on a consistent basis and provides Adjusted EBITDA - interest and other income (expense), net, investors with useful insight into the underlying trends of the - income taxes, and business. - depreciation and amortization. - Used by management to assess performance and Adjusted EBITDA, further excludes: effectiveness of our business strategies. - Work Opportunity Tax Credit third-party processing fees, - acquisition/integration costs and - Provides a measure, among others, used in the - other adjustments. determination of incentive compensation for management. Adjusted net Net income and net income per diluted share, excluding: - Enhances comparability on a consistent basis and provides income and - amortization of intangibles of acquired businesses, investors with useful insight into the underlying trends of the Adjusted net - acquisition/integration costs, business. income, per diluted - gain on divestiture, share - other adjustments, - Used by management to assess performance and - tax effect of each adjustment to U.S. GAAP net income, and effectiveness of our business strategies. - adjust income taxes to the expected effective tax rate. Organic revenue Organic revenue excludes the first 12 months of operations of - Enhances comparability on a consistent basis and provides acquired businesses. investors with useful insight into the underlying trends of the business. - Used by management to assess performance and effectiveness of our business strategies. Free cash flow Net cash provided by operating activities, minus cash purchases - Used by management to assess cash flows. for property and equipment. www.TrueBlue.com 13

1. RECONCILIATION OF U.S. GAAP NET INCOME TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME, PER DILUTED SHARE (Unaudited) Q3 2019 Q3 2018 Q4 2019 Outlook 13 Weeks Ended 13 Weeks Ended 13 Weeks Ended (in thousands, except for per share data) Sep 29, 2019 Sep 30, 2018 Dec 29, 2019 Net income $ 26,676 $ 24,380 $ 7,000 — $ 10,900 Gain on divestiture (1) — 385 — Amortization of intangible assets of acquired businesses (2) 3,858 5,193 4,000 Acquisition/integration costs (3) 362 1,226 400 Other adjustments (4) 727 3,005 3,200 Tax effect of adjustments to net income (5) (692) (1,569) (1,100) Adjustment of income taxes to normalized effective rate (6) (1,171) (852) — Adjusted net income $ 29,760 $ 31,768 $ 13,500 — $ 17,400 Adjusted net income, per diluted share $ 0.76 $ 0.79 $ 0.35 — $ 0.45 Diluted weighted average shares outstanding 39,213 40,073 38,400 2. RECONCILIATION OF U.S. GAAP NET INCOME TO EBITDA AND ADJUSTED EBITDA (Unaudited) Q3 2019 Q3 2018 Q4 2019 Outlook* 13 Weeks Ended 13 Weeks Ended 13 Weeks Ended (in thousands) Sep 29, 2019 Sep 30, 2018 Dec 29, 2019 Net income $ 26,676 $ 24,380 $ 7,000 — $ 10,900 Income tax expense 2,981 3,630 1,100 — 1,800 Interest and other (income) expense, net (471) 340 (1,600) Depreciation and amortization 8,749 10,586 8,900 EBITDA 37,935 38,936 15,400 — 19,900 Work Opportunity Tax Credit processing fees (7) 240 241 200 Acquisition/integration costs (3) 362 1,226 400 Other adjustments (4) 727 3,005 3,200 Adjusted EBITDA $ 39,264 $ 43,408 $ 19,200 — $ 23,700 * Totals may not sum due to rounding www.TrueBlue.comSee the last slide of the appendix for footnotes. 14

3. RECONCILIATION OF U.S. GAAP REVENUE TO ORGANIC REVENUE (Unaudited) Q3 Q2 2019 2018 2019 2018 13 Weeks Ended 13 Weeks Ended 13 Weeks Ended 13 Weeks Ended (in thousands) Sep 29, 2019 Sep 30, 2018 Jun 30, 2019 Jul 1, 2018 Revenue from services $ 636,793 $ 680,371 $ 588,594 $ 614,301 Acquisition revenue excluded (3) — — (10,324) — Organic revenue $ 636,793 $ 680,371 $ 578,270 $ 614,301 4. RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOWS (Unaudited) Q3 2019 2018 2017 2016 39 Weeks Ended 52 Weeks Ended 52 Weeks Ended 53 Weeks Ended (in thousands) Sep 29, 2019 Dec 30, 2018 Dec 31, 2017 Jan 1, 2017 Net cash provided by operating activities $ 52,538 $ 125,692 $ 100,134 $ 260,703 Capital expenditures (18,297) (17,054) (21,958) (29,042) Free cash flows $ 34,241 $ 108,638 $ 78,176 $ 231,661 www.TrueBlue.com 15

Footnotes: 1. Adjustment to the gain on the divestiture of our PlaneTechs business due to the finalization of costs incurred. PlaneTechs was sold mid-March 2018. 2. Amortization of intangible assets of acquired businesses. 3. Acquisition/integration costs for the acquisition of TMP Holding LTD (“TMP”) completed on June 12, 2018. Organic revenue excludes the first 12 months of operations of TMP. 4. Other adjustments for the 13 weeks ended September 29, 2019 primarily include implementation costs for cloud-based systems of $0.4 million and amortization of software as a service assets of $0.4 million which is reported in selling, general and administrative expense. Other adjustments for the 13 weeks ended September 30, 2018 include implementation costs for cloud-based systems of $1.5 million and accelerated vesting of stock associated with the CEO transition of $1.5 million. Other adjustments for the 13 weeks ended December 29, 2019 include estimated workforce reduction costs associated with employee reductions in the PeopleReady business of $2.3 million, implementation costs for cloud-based systems of $0.4 million and amortization of software as a service assets of $0.5 million. 5. Total tax effect of each of the adjustments to U.S. GAAP net income using the expected ongoing rate of 14 percent for 2019 and 16 percent for 2018. 6. Adjustment of the effective income tax rate to the expected ongoing rate of 14 percent for 2019 and 16 percent for 2018. 7. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates. www.TrueBlue.com 16